UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2023 (March 17, 2023)

Magnum Opus Acquisition Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40266	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1009, ICBC Tower
Three Garden Road, Central, Hong Kong

(Address of principal executive offices, including zip code)

(852) 3757 9857

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	OPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OPA WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	OPA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2023, in connection with its extraordinary general meeting of shareholders held on March 17, 2023 (the “Extraordinary Meeting”), Magnum Opus Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company entered into the Amended and Restated Investment Management Trust Agreement (“Amended and Restated Trust Agreement”) to (i) reflect the Extension (as defined below) and (ii) allow the Company to maintain any remaining amount in its trust account established in connection with its initial public offering (the “Trust Account”) in an interest bearing demand deposit account at a bank (the “Trust Amendment”). A copy of the Amended and Restated Trust Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary Meeting, holders of 17,939,632 of the Company’s ordinary shares, which represents approximately 71.76% of the ordinary shares issued and outstanding and entitled to vote as of the record date of February 21, 2023, were represented in person or by proxy.

At the Extraordinary Meeting, the shareholders approved (1) the proposal to amend Articles 51.7 and 51.8 of the Company’s amended and restated memorandum and articles of association (the “MAA”) to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on March 25, 2021, which we refer to as the “IPO,” (the “Extension”) from March 25, 2023 to April 25, 2023 (the “First Extended Date”); and if the Company does not consummate a business combination by the First Extended Date, the Termination Date may be extended, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company (the “Board”) at least three days prior to First Extended Date, to May 25, 2023 (the “Second Extended Date”), which may be further extended, without the need for any further approval of the Company’s shareholders, by resolutions of the Board passed at least three days prior to the Second Extended Date, to June 25, 2023 (the “Third Extended Date”), and may be further extended, without the need for any further approval of the Company’s shareholders, by resolutions of the Board passed at least three days prior to the Third Extended Date, to July 25, 2023 (the “Fourth Extended Date”, and each of the First Extended Date, the Second Extended Date, the Third Extended Date and the Fourth Extended Date, an “Extended Date”), for three additional one-month periods, for an aggregate of three additional months (each, an “Additional Extension Period”) (such proposal, the “Extension Amendment Proposal”) and (2) the proposal to approve the Trust Amendment (the “Trust Amendment Proposal,” and together with the Extension Amendment Proposal, the “Extension Proposals” ). A copy of the amendment to our MAA is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

1.	The Extension Amendment Proposal. The Extension Amendment Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
17,910,195	29,437	0

2.	The Trust Amendment Proposal. The Trust Amendment Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
17,910,072	29,558	2

In connection with the vote to approve the Extension Proposals, the holders of 13,404,883 Class A ordinary shares elected to redeem their shares for cash at a redemption price of approximately $10.23 per share, for an aggregate redemption amount of approximately $137,142,200.05, leaving approximately $67,473,088.35 in the Trust Account.

The information included in Item 1.01 is incorporated by reference in this item to the extent required herein.

The proposal to adjourn the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes to approve the Extension Proposals or if the Company determines that additional time is necessary to effectuate the Extension, was not presented at the Extraordinary Meeting, as the Extension Amendment Proposal and the Trust Amendment Proposal received a sufficient number of votes required for approval and the Company did not otherwise determine that additional time is necessary to effectuate the Extension.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Amended and Restated Memorandum and Articles of Association of Magnum Opus Acquisition Limited

10.1	Amended and Restated Investment Management Trust Agreement, dated March 17, 2023, between Magnum Opus Acquisition Limited and Continental Stock Transfer & Trust Company, as trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM OPUS ACQUISITION LIMITED

	By:	/s/ Hou Pu Jonathan Lin
	Name:	Hou Pu Jonathan Lin
	Title:	Chief Executive Officer and Director
Date: March 20, 2023